UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2021

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas U.S.A. 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On July 7, 2021, the Board of Directors (the “Board”) of Schlumberger Limited (the “Company”) appointed Mr. Peter Coleman to serve as a member of its Board of Directors effective immediately. Mr. Coleman will also serve on the Board’s Nominating and Governance Committee and Finance Committee.

Mr. Coleman brings significant industry experience to the Board, as the former Chief Executive Officer, Executive Director and Managing Director for Woodside Petroleum Ltd., Australia’s largest independent gas producer. During Mr. Coleman’s tenure as Woodside’s CEO from 2011 until his retirement in June 2021, Woodside diversified its portfolio to include traditional gas projects, liquified natural gas projects, and hydrogen projects. Prior to joining Woodside, Mr. Coleman spent 27 years with the ExxonMobil group in a variety of roles, including Vice President Development Asia Pacific from 2010 to 2011 and Vice President Production Americas from 2008 to 2010. Since 2012, he has been an adjunct professor of corporate strategy at the University of Western Australia Business School. Mr. Coleman has also served as chair of the Australia-Korea Foundation since 2016, as a board member of the Australia Japan Business Co-operation Council since 2013, and as an advisory council member for the Asia Society Australia since 2012.

Mr. Coleman will serve until the next annual general meeting of the Company’s stockholders, at which he will be subject to re-election. Mr. Coleman will be compensated under the Company’s director compensation program as described in its most-current proxy statement, prorated based on his date of appointment, and is expected to enter into the Company’s standard director indemnity agreement previously filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Dianne Ralston
Dianne Ralston
Chief Legal Officer and Secretary

Date: July 13, 2021